                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC  20549


                               AMENDMENT NO. 6 TO

                                 SCHEDULE 13E-3

                        RULE 13E-3 TRANSACTION STATEMENT
       (PURSUANT TO SECTION 13(e) OF THE SECURITIES EXCHANGE ACT OF 1934)

                      JILLIAN'S ENTERTAINMENT CORPORATION
                              (Name of the Issuer)

                      JILLIAN'S ENTERTAINMENT CORPORATION
                      (Name of Person(s) Filing Statement)

COMMON STOCK, PAR VALUE $.001 PER SHARE                  477420103
    (Title of Class of Securities)        ( CUSIP Number of Class of Securities)

                                Steven L. Foster
                            Chief Executive Officer
                      Jillian's Entertainment Corporation
                         727 Atlantic Avenue, Suite 600
                          Boston, Massachusetts  02111
                                 (617) 350-3111

  (Name, Address and Telephone Number of Person Authorized to Receive Notices and Communications on Behalf of Person(s) Filing Statement)

                            ------------------------
                                   Copies to:

                            Sylvia M. Mahaffey, Esq.
                              Denise R. Cade, Esq.
                       SHAW, PITTMAN, POTTS & TROWBRIDGE
                              2300 N Street, N.W.
                            Washington, D.C.  20037

                            ------------------------

   This statement is filed in connection with (check the appropriate box):

         a. [x] The filing of solicitation materials or an information statement subject to Regulation 14A, Regulation 14C, or Rule 13e-3(c) under the Securities Exchange Act of 1934.
         b. [ ] The filing of a registration statement under the Securities Act of 1933.
         c.  [ ] A tender offer.
         d.  [ ] None of the above.

Check the following box if the soliciting materials or information statement referred to in checking box (a) are preliminary copies. [x]


                           CALCULATION OF FILING FEE

----------------------------------------------------------------------------------------
       TRANSACTION VALUATION(1)                       AMOUNT OF FILING FEE
----------------------------------------------------------------------------------------
              $2,131,632                                    $426.33
----------------------------------------------------------------------------------------

  [x] CHECK BOX IF ANY PART OF THE FEE IS OFFSET AS PROVIDED BY RULE
      0-11(a)(2) AND IDENTIFY THE FILING WITH WHICH THE OFFSETTING FEE WAS PREVIOUSLY PAID. IDENTIFY THE PREVIOUS FILING BY REGISTRATION STATEMENT NUMBER, OR THE FORM OR SCHEDULE AND THE DATE OF ITS FILING.

Amount previously paid: $426.33                  Filing parties:  Jillian's Entertainment Corporation
Form or registration no: Schedule 14A            Date filed:      November 13, 1995

   (1) Pursuant to Rule 0-11(b), the filing fee was determined at 1/50 of 1% of $2,131,632, the amount to be received by the Non-Continuing Shareholders for their shares of Common Stock in the Merger.

                             CROSS REFERENCE SHEET

 Item in
 -------
 Schedule 13E-3                          Caption in Preliminary Proxy Statement
 --------------                          --------------------------------------
 Item 1(a) . . . . . . . . .          INTRODUCTION

 Item 1(b) . . . . . . . . .          VOTING AND PROXY INFORMATION -- Record Date; Outstanding
                                      Shares; Voting

 Item 1(c)-(d) . . . . . . .          MARKET INFORMATION

 Item 1(e)-(f) . . . . . . .          Not Applicable

 Item 2  . . . . . . . . . .          AVAILABLE INFORMATION and EXECUTIVE OFFICERS AND
                                      DIRECTORS OF THE COMPANY

 Item 3  . . . . . . . . . .          PRIOR CONTACTS BETWEEN THE COMPANY AND CERTAIN AFFILIATES

 Item 4(a) . . . . . . . . .          PROPOSAL TO APPROVE THE MERGER

 Item 4(b) . . . . . . . . .          SPECIAL FACTORS -- Alternatives Considered and PROPOSAL
                                      TO APPROVE THE MERGER

 Item 5(a)-(e) . . . . . . .          Not Applicable

 Item 5(f)-(g) . . . . . . .          SPECIAL FACTORS -- Certain Effects of the Merger

 Item 6(a) . . . . . . . . .          FINANCING OF THE MERGER

 Item 6(b) . . . . . . . . .          FEES AND EXPENSES

 Item 6(c)-(d) . . . . . . .          Not Applicable

 Item in
 -------
 Schedule 13E-3                          Caption in Preliminary Proxy Statement
 --------------                          --------------------------------------
 Item 7(a)-(c) . . . . . . .          SPECIAL FACTORS -- Background of the Merger and --
                                      Purposes and Reasons for the Merger

 Item 7(d) . . . . . . . . .          SPECIAL FACTORS -- Board of Directors Determination of
                                      Fairness of the Merger, -- Certain Effects of the Merger,
                                      -- Material Federal Income Tax Consequences, -- Purposes
                                      and Reasons for the Merger and -- Interests of Certain
                                      Persons in the Merger

 Item 8(a)-(b) . . . . . . .          SPECIAL FACTORS -- Board of Directors Determination of
                                      Fairness of the Merger and -- Opinion of Stonebridge

 Item 8(c) . . . . . . . . .          VOTING AND PROXY INFORMATION -- Record Date; Outstanding
                                      Shares; Voting and PROPOSAL TO APPROVE THE MERGER -- Vote
                                      Required and Recommendation of the Board of Directors

 Item 8(d)-(e) . . . . . . .          SPECIAL FACTORS -- Board of Directors Determination of
                                      Fairness of the Merger

 Item 8(f) . . . . . . . . .          Not Applicable

 Item 9(a)-(b) . . . . . . .          SPECIAL FACTORS -- Background of the Merger -- Current
                                      Effects of  Borrowings and Equity Financing and --
                                      Opinion of Stonebridge

 Item 9(c) . . . . . . . . .          AVAILABLE INFORMATION

 Item 10(a)  . . . . . . . .          VOTING AND PROXY INFORMATION -- Record Date; Outstanding
                                      Shares; Voting; SPECIAL FACTORS -- Interests of Certain
                                      Persons in the Merger and SECURITY OWNERSHIP OF CERTAIN
                                      BENEFICIAL OWNERS AND MANAGEMENT

 Item in
 -------
 Schedule 13E-3                          Caption in Preliminary Proxy Statement
 --------------                          --------------------------------------
 Item 10(b)  . . . . . . . .          Not Applicable

 Item 11 . . . . . . . . . .          SPECIAL FACTORS -- Background of the Merger --
                                      Alternatives Considered; PROPOSAL TO APPROVE THE MERGER --
                                      Certain Effects of the Merger,  -- Payment for Common
                                      Stock in the Merger, -- Conditions to the Merger,
                                      FINANCING OF THE MERGER and MATERIAL TERMS OF THE
                                      PURCHASE AGREEMENT

 Item 12(a)  . . . . . . . .          INTRODUCTION, VOTING AND PROXY INFORMATION -- Record
                                      Date; Outstanding Shares; Voting and PROPOSAL TO APPROVE
                                      THE MERGER -- Vote Required and Recommendation of the
                                      Board of Directors

 Item 12(b)  . . . . . . . .          INTRODUCTION, VOTING AND PROXY INFORMATION -- Record
                                      Date; Outstanding Shares; Voting; SPECIAL FACTORS --
                                      Purposes and Reasons for the Merger and PROPOSAL TO
                                      APPROVE THE MERGER -- Vote Required and Recommendation of
                                      the Board of Directors

 Item 13(a)  . . . . . . . .          PROPOSAL TO APPROVE THE MERGER -- Rights of Dissenting
                                      Shareholders

 Item 13(b)-(c)  . . . . . .          Not Applicable

 Item 14(a)  . . . . . . . .          SELECTED FINANCIAL DATA; MANAGEMENT'S DISCUSSION AND
                                      ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS
                                      and FINANCIAL STATEMENTS OF THE COMPANY

 Item 14(b)  . . . . . . . .          Not Applicable

 Item in
 -------
 Schedule 13E-3                          Caption in Preliminary Proxy Statement
 --------------                          --------------------------------------
 Item 15(a)  . . . . . . . .          VOTING AND PROXY INFORMATION -- Solicitation of Proxies

 Item 15(b)  . . . . . . . .          SPECIAL FACTORS -- Background of Merger, -- Alternatives
                                      Considered, -- Preliminary Opinion of Bannon, -- Opinion
                                      of Stonebridge and FINANCING OF THE MERGER

 Item 16 . . . . . . . . . .          Additional information concerning the Rule 13e-3
                                      transaction is set forth in the Preliminary Proxy
                                      Statement and the Appendices thereto, a copy of which is
                                      attached hereto as Exhibit (d)(1)

 Item 17 . . . . . . . . . .          Separately included herewith

             ITEM 1.      Issuer and Class of Security Subject to the
                          Transaction.

             (a) The information set forth in the Preliminary Proxy Statement under "INTRODUCTION" is incorporated herein by reference.

             (b) The information set forth in the Preliminary Proxy Statement under "VOTING AND PROXY INFORMATION -- Record Date; Outstanding Shares; Voting" is incorporated herein by reference.

             (c)-(d) The information set forth in the Preliminary Proxy Statement under "MARKET INFORMATION" is incorporated herein by reference.

             (e)-(f)   Not applicable.

             ITEM 2.   Identity and Background.

             The information set forth in the Preliminary Proxy Statement under "AVAILABLE INFORMATION" and "EXECUTIVE OFFICERS AND DIRECTORS OF THE COMPANY" is incorporated herein by reference. Neither Jillian's Entertainment Corporation, nor any of the other persons or entities with respect to whom information is given in response to this Item 2 (x) has been convicted during the last five years in a criminal proceeding (excluding traffic violations or similar misdemeanors) or (y) was a party during the last five years to a civil proceeding of a judicial or administrative body of competent jurisdiction and as a result of such proceeding was or is subject to a judgment, decree or final order enjoining further violations of, or prohibiting activities subject to, federal or state securities laws or finding any violation of such laws.

             ITEM 3.   Past Contacts, Transactions or Negotiations.

             The information set forth in the Preliminary Proxy Statement under "PRIOR CONTACTS BETWEEN THE COMPANY AND CERTAIN AFFILIATES" is incorporated herein by reference.

             ITEM 4.   Terms of the Transaction.

             (a) The information set forth in the Preliminary Proxy Statement under "PROPOSAL TO APPROVE THE MERGER" is incorporated herein by reference.

             (b) The information set forth in the Preliminary Proxy Statement under "SPECIAL FACTORS -- Alternatives Considered" and "PROPOSAL TO APPROVE THE MERGER" is incorporated herein by reference.

             ITEM 5.   Plans or Proposals of the Issuer or Affiliate.

             (a)-(e)   Not applicable.

             (f)-(g) The information set forth in the Preliminary Proxy Statement under "SPECIAL FACTORS -- Certain Effects of the Merger" is incorporated herein by reference.

             ITEM 6.   Source and Amount of Funds or Other Consideration.

             (a) The information set forth in the Preliminary Proxy Statement under "FINANCING OF THE MERGER" is incorporated herein by reference.

             (b) The information set forth in the Preliminary Proxy Statement under "FEES AND EXPENSES" is incorporated herein by reference.

             (c)-(d)   Not applicable.

             ITEM 7.   Purpose(s), Alternatives, Reasons and Effects.

             (a)-(c) The information set forth in the Preliminary Proxy Statement under "SPECIAL FACTORS -- BACKGROUND of the Merger" and "-- Purposes and Reasons for the Merger" is incorporated herein by reference.

             (d) The information set forth in the Preliminary Proxy Statement under "SPECIAL FACTORS -- Board of Directors Determination of Fairness of the Merger," "-- Certain Effects of the Merger," "-- Material Federal Income Tax Consequences," "-- Purposes and Reasons for the Merger" and "-- Interests of Certain Persons in the Merger" is incorporated herein by reference.

             ITEM 8.   Fairness of the Transaction.

             (a)-(b) The information set forth in the Preliminary Proxy Statement under "SPECIAL FACTORS -- Board of Directors Determination of Fairness of the Merger" and "-- Opinion of Stonebridge" is incorporated herein by reference.

             (c) The information set forth in the Preliminary Proxy Statement under "VOTING AND PROXY INFORMATION -- Record Date; Outstanding Shares; Voting" and "PROPOSAL TO APPROVE THE MERGER -- Vote Required and Recommendation of the Board of Directors" is incorporated herein by reference.

             (d)-(e) The information set forth in the Preliminary Proxy Statement under "SPECIAL FACTORS -- Board of Directors Determination of Fairness of the Merger" is incorporated herein by reference.

             (f)   Not applicable.

             ITEM 9.   Reports, Opinions, Appraisals and Certain Negotiations.

             (a)-(b) The information set forth in the Preliminary Proxy Statement under "SPECIAL FACTORS "-- Background of the Merger," "-- Current Effects of Borrowings and Equity Financing" and " -- Opinion of Stonebridge" is incorporated herein by reference.

             (c) The information set forth in the Preliminary Proxy Statement under "AVAILABLE INFORMATION" is incorporated herein by reference

             ITEM 10.   Interest in Securities of the Issuer.

             (a) The information set forth in the Preliminary Proxy Statement under "VOTING AND PROXY INFORMATION -- Record Date; Outstanding Shares; Voting," "SPECIAL FACTORS -- Interests of Certain Persons in the Merger" and "SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT" is incorporated herein by reference.

             (b)   Not applicable.

             ITEM 11. Contracts, Arrangements or Understandings with Respect to the Issuer's Securities.

             The information set forth in the Preliminary Proxy Statement under "SPECIAL FACTORS -- Background of the Merger," "-- Alternatives Considered," "PROPOSAL TO APPROVE THE MERGER -- Certain Effects of the Merger," "-- Payment for Common Stock in the Merger," "-- Conditions to the Merger," "FINANCING OF THE MERGER" and "MATERIAL TERMS OF THE PURCHASE AGREEMENT" is incorporated herein by reference.

             ITEM 12. Present Intention and Recommendation of Certain Persons with Regard to the Transaction.

             (a) The information set forth in the Preliminary Proxy Statement under "INTRODUCTION," "VOTING AND PROXY INFORMATION -- Record Date; Outstanding Shares; Voting" and "PROPOSAL TO APPROVE THE MERGER -- Vote Required and Recommendation of the Board of Directors" is incorporated herein by reference.

             (b) The information set forth in the Preliminary Proxy Statement under "INTRODUCTION," "VOTING AND PROXY INFORMATION -- Record Date; Outstanding Shares; Voting," "SPECIAL FACTORS -- Purposes and Reasons for the Merger" and "PROPOSAL TO APPROVE THE MERGER -- Vote Required and Recommendation of the Board of Directors" is incorporated herein by reference.

             ITEM 13.   Other Provisions of the Transaction.

             (a) The information set forth in the Preliminary Proxy Statement under "PROPOSAL TO APPROVE THE MERGER -- Rights of Dissenting Shareholders" is incorporated herein by reference.

             (b)-(c)  Not applicable.

             ITEM 14.   Financial Information.

             (a) The information set forth in the Preliminary Proxy Statement under "SELECTED FINANCIAL DATA," "MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS" and "FINANCIAL STATEMENTS OF THE COMPANY" is incorporated herein by reference.

             (b)  Not applicable.

             ITEM 15.   Persons and Assets Employed, Retained or Utilized.

             (a) The information set forth in the Preliminary Proxy Statement under "VOTING AND PROXY INFORMATION -- Solicitation of Proxies" is incorporated herein by reference.

             (b) The information set forth in the Preliminary Proxy Statement under "SPECIAL FACTORS -- Background of the Merger," "-- Alternatives Considered," "-- Preliminary Opinion of Bannon," "-- Opinion of Stonebridge" and "FINANCING OF THE MERGER" is incorporated herein by reference.

             ITEM 16.   Additional Information.

             Additional information concerning the Rule 13e-3 transaction is set forth in the Preliminary Proxy Statement and the Appendices thereto, a copy of which is attached hereto as Exhibit (d)(1).

             ITEM 17.   Material to be Filed as Exhibits.


             (b) (1)*   Draft Fairness Opinion, dated October 2, 1995, of
Bannon & Co., Inc.



             (b) (2)*   Presentation of Bannon & Co., Inc. to the Board of
Directors of Jillian's Entertainment Corporation, dated October 2, 1995.


             (b) (3)   Fairness Opinion, dated April 22, 1997, of Stonebridge
Associates, LLC, attached as Appendix B to Exhibit (d)(1).


             (b) (4)   Presentation of Stonebridge Associates, LLC to the Board
of Directors of Jillian's Entertainment Corporation, dated April 22, 1997.

             (c) (1)+   Letter, dated May 23, 1996, relating to the engagement
of Hampshire Securities Corporation by Jillian's Entertainment Corporation.



             (c) (2)++    Letter, dated May 23, 1996, relating to the purchase
of common stock of Jillian's Entertainment Corporation by Island Partners, Ltd.



             (c)(3)* Letter, dated April 4, 1997, relating to the engagement of Stonebridge Associates, LLC by Jillian's Entertainment Corporation.



             (c)(4)       Form of Employment/Noncompetition Agreement of Steven
L. Foster.



             (c)(5)       Form of Employment/Noncompetition Agreement of Daniel
M. Smith.



             (c)(6)+++ Form of Management Agreement among Jillian's Entertainment Corporation, Jillian's Entertainment Holdings, Inc. and J.W. Childs Associates, L.P.


             (c)(7) Form of Stockholders Agreement among certain stockholders, option holders and warrant holders of Jillian's Entertainment Holdings, Inc., Jillian's Entertainment Holdings, Inc. and J.W. Childs Equity Partners, L.P.


             (c)(8)* Form of License Agreement between Jillian's Entertainment Corporation and Jillian's Billiard Club, Inc.



             (c)(9)* Form of Option Agreement between Jillian's Entertainment Corporation and the owners of Jillian's Billiard Club, Inc.


             (c)(10) Form of Purchase Agreement among Jillian's Entertainment Holdings, Inc., J.W. Childs Equity Partners, L.P., Jillian's Entertainment Corporation, the Representative and certain stockholders, option holders and warrant holders of Jillian's Entertainment Corporation.


             (c)(11) Form of Voting Agreement among J.W. Childs Equity Partners, L.P., Jillian's Entertainment Holdings, Inc., and the shareholders of Jillian's Entertainment Corporation.



             (d) (1)      Letter to Shareholders, Notice of Special Meeting of
Shareholders, Preliminary Proxy Statement, with Appendices and Form of Proxy for Special Meeting.



             (d) (2)*     Consent of BDO Seidman, LLP.



------------------
*     Previously filed.
+ Previously filed as Exhibit (b)(3) of Amendment No. 2 to Schedule 13E-3. ++ Previously filed as Exhibit (b)(4) of Amendment No. 2 to Schedule 13E-3. +++ Previously filed as Exhibit (c)(8) of Amendment No. 3 to Schedule 13E-3.

                                   SIGNATURE

         After due inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.


                                                   June 12, 1997


                                                   JILLIAN'S ENTERTAINMENT
                                                   CORPORATION



                                                   By: /s/ Steven L. Foster
                                                       --------------------
                                                       Steven L. Foster
                                                       Chief Executive Officer

                                 EXHIBIT INDEX



      Exhibit
      Number       Description
      ------       -----------
      (b)(1)       Draft Fairness Opinion, dated October 2, 1995, of Bannon & Co.,                *
                   Inc.

      (b)(2)       Presentation of Bannon & Co., Inc. to the Board of Directors of                *
                   Jillian's Entertainment Corporation, dated October 2, 1995.

      (b)(3)       Fairness Opinion, dated April 22, 1997, of Stonebridge Associates,
                   LLC, attached as Appendix B to Exhibit (d)(1).

      (b)(4)       Presentation of Stonebridge Associates, LLC to the Board of
                   Directors of Jillian's Entertainment Corporation, dated April 22,
                   1997.

      (c)(1)       Letter, dated May 23, 1996, relating to the engagement of Hampshire            +
                   Securities Corporation by Jillian's Entertainment Corporation.

      (c)(2)       Letter, dated May 23, 1996, relating to the purchase of common                 ++
                   stock of Jillian's Entertainment Corporation by Island Partners,
                   Ltd.

      (c)(3)       Letter, dated April 4, 1997, relating to the engagement of                     *
                   Stonebridge Associates, LLC by Jillian's Entertainment Corporation.

      (c)(4)       Form of Employment/Noncompetition Agreement of Steven L. Foster.

      (c)(5)       Form of Employment/Noncompetition Agreement of Daniel M. Smith.

      (c)(6)       Form of Management Agreement among Jillian's Entertainment                    +++
                   Corporation, Jillian's Entertainment Holdings, Inc. and J.W. Childs
                   Associates, L.P.

      (c)(7)       Form of Stockholders Agreement among certain stockholders, option holders and warrant holders of Jillian's Entertainment Holdings,
                   Inc., Jillian's Entertainment Holdings, Inc. and J.W. Childs Equity
                   Partners, L.P.

      (c)(8)       Form of License Agreement between Jillian's Entertainment                      *
                   Corporation and Jillian's Billiard Club, Inc.

      (c)(9)       Form of Option Agreement between Jillian's Entertainment                       *
                   Corporation and the owners of Jillian's Billiard Club, Inc.

      Exhibit
      Number       Description
      ------       -----------
      (c)(10)      Form of Purchase Agreement among Jillian's Entertainment Holdings,
                   Inc., J.W. Childs Equity Partners, L.P., Jillian's Entertainment
                   Corporation, the Representative and certain stockholders, option holders and warrant holders of Jillian's Entertainment Corporation.

      (c)(11)      Form of Voting Agreement among J.W. Childs Equity Partners, L.P.,
                   Jillian's Entertainment Holdings, Inc., and the shareholders of
                   Jillian's Entertainment Corporation.

      (d)(1)       Letter to Shareholders, Notice of Special Meeting of Shareholders,
                   Preliminary Proxy Statement, with Appendices and Form of Proxy for
                   Special  Meeting.

      (d)(2)       Consent of BDO Seidman, LLP.                                                   *



------------------
*     Previously filed.
+ Previously filed as Exhibit (b)(3) of Amendment No. 2 to Schedule 13E-3. ++ Previously filed as Exhibit (b)(4) of Amendment No. 2 to Schedule 13E-3. +++ Previously filed as Exhibit (c)(8) of Amendment No. 3 to Schedule 13E-3.